                                                                   EXHIBIT 10(d)



                                 LEASE AGREEMENT


                                MADE THIS DAY THE

                              7th DAY OF JULY, 1998

                                     BETWEEN


                             SHOAL CREEK NO. 2, L.C.


                                       AND


                           CORNICHE GROUP INCORPORATED


                                    AS TENANT

                                       IN

                                610 S. INDUSTRIAL
                                  EULESS, TEXAS

                                TABLE OF CONTENTS

Description                                                                                                    Page
-----------                                                                                                    ----

ARTICLE 1 TERM AND POSSESSION.....................................................................................3

ARTICLE 2 RENT....................................................................................................5

ARTICLE 3 SECURITY DEPOSIT........................................................................................8

ARTICLE 4 OCCUPANCY AND USE.......................................................................................8

ARTICLE 5 UTILITIES AND SERVICES..................................................................................9

ARTICLE 6 REPAIRS, MAINTENANCE, ALTERATIONS AND IMPROVEMENTS.....................................................10

ARTICLE 7 DAMAGE, FIRE AND CASUALTY..............................................................................12

ARTICLE 8 CONDEMNATION...........................................................................................13

ARTICLE 9 LIENS..................................................................................................13

ARTICLE 10 TAXES ON TENANT'S PROPERTY............................................................................14

ARTICLE 11 SUBLETTING AND ASSIGNING..............................................................................14

ARTICLE 12 TRANSFERS BY LANDLORD.................................................................................15

ARTICLE 13 DEFAULT...............................................................................................16

ARTICLE 14 NOTICES...............................................................................................18

ARTICLE 15 MISCELLANEOUS PROVISIONS..............................................................................19


EXHIBITS

EXHIBIT "A" FLOOR PLAN...........................................................................................25
EXHIBIT "B" ACCEPTANCE OF PREMISES AMENDMENT.....................................................................26
EXHIBIT "C" AGREEMENT FOR CONSTRUCTION...........................................................................27
EXHIBIT "D" RULES AND REGULATIONS................................................................................28
EXHIBIT "E" RENEWAL OPTION.......................................................................................31
EXHIBIT "F" BASIC RENTAL SCHEDULE................................................................................32
EXHIBIT "G" PARKING..............................................................................................33



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

                                 LEASE AGREEMENT

THIS Lease Agreement ("Lease") is made this 17th day of June, 1988 between Shoal Creek No. 2, L.C., a Texas Limited Liability Company hereinafter called "Landlord," and Corniche Group Incorporated hereinafter called "Tenant."

                                LEASE OF PREMISES

In consideration of the mutual covenants herein, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, subject to all the terms and conditions hereinafter set forth those certain premises (hereinafter called the "Premises") set forth in Item 2 of the Basic Lease Provisions and shown on the drawings attached hereto and made a part hereof as Exhibit "A." Exhibits A through H are also attached hereto and incorporated herein. The office building in which the Premises are located, the land on which the office building is situated, the parking area and all improvements and appurtenances to the building, are referred to collectively herein as the "Building."

                             BASIC LEASE PROVISIONS

1.       Building Address: 610 S. Industrial, Euless, Texas

2.       Suite(s): 200 Floor(s): 2nd Floor

         Rentable Area: 4,175 square feet   Usable Area: 3,630 square feet

         Total Rentable Area of Building: 40,000 square feet

         Tenant's Building Expense Percentage: .104% (See Article 2)

4.       (a) Basic Annual Rent: $50,100.00 ($12.00 per rentable square foot)

         (b) Basic Monthly Rent: $4,175.00

         (c) Tenant's Operating Expense Stop: Actual building operating expenses for Premises in calendar year Lease commences.

5.       Term: (3) three years and (0) zero months

6.       Target Commencement Date: August 1, 1998

7.       Expiration Date: July 31, 2001

8. Security Deposit: $12,525.00 payable on Lease execution to be credited on the 12th and 24th months of the Lease term and the remainder $4,175.00 to be used as the security deposit. First months rent due upon move-in.

9.       Broker(s): C&G Management and PultsOnCor

10.      Permitted Use: General Office Purposes

11.      Addresses for notices due under this Lease:

         LANDLORD:                                            TENANT:

         Shoal Creek No. 2, L.C.                     Corniche Group Incorporated
         16901 North Dallas Parkway                  610 S. Industrial Blvd.
         Suite 126                                   Suite 200
         Dallas, Texas 75248                         Euless, Texas

                                    ARTICLE I
                               TERM AND POSSESSION

SECTION 1.01. COMMENCEMENT AND EXPIRATION. The term of this Lease shall be the period of time specified in Item 5 of the Basic Lease Provisions, adjusted as provided below. The term shall commence on the Target Commencement Date shown in
Item 6 of the Basic Lease Provisions or such later date as the Premises shall be tendered to Tenant as set forth below, or such earlier date as Tenant takes possession or commences use of the Premises for any purpose, including construction. The term of this Lease shall expire, without notice to Tenant, on the Expiration Date (as defined below). If the Lease commences on any day other than the first day of a calendar month, the term of the Lease shall be extended by that part of that month necessary to cause the expiration of the term to be on the last day of a calendar month. The dates of commencement ("Commencement Date") and expiration ("Expiration Date"), shall be documented by Landlord and Tenant by execution of an "Acceptance of Premises Amendment" attached hereto as Exhibit "B" and made a part hereof.

SECTION 1.02. CONSTRUCTION OF LEASE SPACE IMPROVEMENTS AND POSSESSION. Landlord will perform or cause to be performed the work as described in Exhibit "C", in accordance with the terms of said Exhibit "C", in a good and workmanlike manner and in compliance with applicable law, subject to events and delays beyond its control for which Landlord will not be liable to Tenant in any way. In the event any delays beyond the control of Landlord cause a delay in the tendering of the Premises, of sixty (60) days after Tenant's execution of this Lease, Tenant shall have the right to terminate this Lease as its sole remedy. Landlord will tender the Premises to Tenant by providing fifteen days prior written notice of the day on which Landlord's work is scheduled to be completed. Upon delivery of possession of the Premises to Tenant, Landlord and Tenant shall execute the above-mentioned Acceptance of Premises Amendment, which, besides fixing the Commencement Date and Expiration Date, will contain acknowledgments that Tenant has accepted the Premises and their condition, and that the Premises and the Building are satisfactory in all respects except for minor "punch list" items agreed to in writing by Landlord and Tenant, which Landlord will remedy. If Tenant takes possession of the Premises, Tenant shall be deemed to have accepted the Premises even though the Acceptance of Premises Amendment may not have been executed.

In the event Tenant requires work in the Premises and Landlord does not perform or cause the performance of that work ("Non-Standard Work" ), Landlord's notice of tender of the Premises shall specify the day on which possession could have been taken if Landlord had performed or caused the performance of the Non-Standard Work. The Commencement Date in such a case shall be the earlier of the date of completion of Tenant's Non-Standard Work or the date on which possession could have been taken if Landlord had performed the Non-Standard Work, notwithstanding that such Non-Standard Work may not be completed by Tenant on such date.

SECTION 1.03. SURRENDER OF PREMISES. Upon the expiration or earlier termination of this Lease, or upon the exercise by Landlord of its right to re-enter the Premises without terminating this Lease, Tenant shall immediately surrender the Premises and all keys to the Premises to Landlord, together with all alterations, improvements and other property as provided elsewhere herein, in good order, condition and repair, except for ordinary wear and tear, and damage by fire or other casualty, provided that at Landlord's written request Tenant shall remove at its expense any physical additions and/or alterations to the Premises made subsequent to the Commencement Date by Tenant or at Tenant's request if at the time Landlord granted its consent to such addition or alteration Landlord advised Tenant that Landlord's consent to the addition or alteration was conditioned upon Tenant's removal of the addition or alteration at the termination of the Lease. Tenant shall, at its expense, promptly repair any damage caused by removal of any other improvements requested by Landlord as aforesaid, and shall restore the Premises to the condition existing prior to the installation of the items removed. If Tenant fails to surrender the Premises in the condition aforesaid, then Landlord may restore the Premises to such a condition at Tenant's expense. Upon the expiration or earlier termination of this Lease, Tenant will, at the option of Landlord, execute a Release of Lease and Waiver of Claim, in recordable form, containing Tenant's release of all its interest in the Premises.

SECTION 1.04. HOLDING OVER. In the event Tenant, or any party under Tenant claiming rights to this Lease, retains possession of the Premises after the expiration or earlier termination of this Lease, such possession shall be an unlawful detainer, and no tenancy or interest shall result from such possession; such parties shall be



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

subject to eviction and removal, and Tenant or any such party shall pay Landlord as rent for the period of such holdover an amount equal to one and one-half times the highest rental rate (including Additional Rent, as adjusted in Section 2.02.A.1 hereof) provided for in this Lease. Tenant shall also pay any and all damages sustained by Landlord as a result of such holdover. Tenant will vacate the Premises and deliver same to Landlord immediately upon Tenant's receipt of notice from Landlord to so vacate. This provision shall not be deemed to waive Landlord's right to re-entry or any other right hereunder or at law. The rent during such holdover period shall be payable to Landlord on demand. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease.

                                    ARTICLE 2
                                      RENT

SECTION 2.01. BASIC RENT. Tenant shall pay as Basic Rent for the Premises the annual sum shown in Item 4(a) of the Basic Lease Provisions. The Basic Rent shall be payable in equal monthly installments (as shown in Item 4(b) of the Basic Lease Provisions) in advance, without demand, deduction or setoff, except as provided for herein, commencing on the Commencement Date (subject to the provisions of Section 2.02.0 hereof) and continuing on the first day of each calendar month thereafter. If the term of this Lease commences on a day other than the first day of a calendar month, the rent for such partial month shall be prorated in the proportion that the number of days (including the Commencement
Date) this Lease is in effect during such partial month bears to the number of days in that calendar month.

SECTION 2.02. ADDITIONAL RENT.

A. Definitions. For purposes of this Section 2.02, the following definitions shall apply:

1. "Additional Rent" shall mean the sum of "Tenant's Proportionate Share of Building Operating Expenses," as deemed in Section 2.02.A.4 hereof.

2. "Building Operating Expenses" shall mean all of Landlord's costs and expenses paid or incurred in operating and maintaining the Building for a particular calendar year or portion thereof as determined by Landlord in accordance with generally accepted accounting principles, including all additional costs and expenses of operation and maintenance of the Building which Landlord determines that it would have paid or incurred during such year, grossed up to 100% occupancy for the Building. Building Operating Expenses shall include by way of illustration but not limitation: insurance premiums; water, sewer, electrical and other utility charges; service and other charges incurred in the operation and maintenance of the elevators and the heating; ventilation and air-conditioning system; cleaning and other janitorial services; tools and supplies; repair costs; landscape maintenance costs; security services; license, permit and inspection fees; management fees and expenses; wages and related benefits payable to employees relating thereto; legal services; accounting services; trash removal: parking maintenance and operating costs; all other costs and expenses which would generally be regarded as operating and maintenance costs and expenses, including those which would normally be amortized over a period not to exceed five (5) years; all taxes, assessments and governmental charges of any kind and nature whatsoever lawfully levied or assessed against the Building and paid or incurred by Landlord for a particular calendar year or portion thereof; and any fees, expenses and costs incurred by Landlord in its efforts to ensure a fair and equitable tax burden on the Building or to contest the validity of any assessments, levies or tax rates. There shall also be included in Building Operating Expenses the cost of any capital improvement made to the Building by Landlord after the date of this Lease which is required under any governmental law or regulation or ordinance that was not applicable to the Building at the time it was constructed, or was applicable



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

         at the time of the Lease and has been amended or regulations have been issued thereon, amortized over such period as Landlord shall reasonably determine, together with an amount equal to interest at the rate of 8% per annum on the unamortized balance.

         If Landlord shall install a labor-saving device or other equipment which improves the operating efficiency of any system within the Building and thereby reduces Building Operating Expenses, the Landlord may add to Building Operating Expenses in each year during the useful life of such installed device or equipment an amount equal to the annual amortization allowance of the cost of such installed device or equipment as determined in accordance with applicable regulations of the Internal Revenue Service or generally accepted accounting principles, together with an amount equal to interest at the rate of 8% per annum on the unamortized balance thereof, provided, however, that the amount of such allowance and interest shall not exceed the annual cost or expense reduction attributed by Landlord to such installed device or equipment; and further provided, that in no event shall such allowance and interest increase Tenant's Additional Rent over what it would have been if such labor-saving device or other equipment had not been installed. Building Operating Expenses shall expressly exclude the following items:

         (a) the cost of repairs made by Landlord resulting from damage, destruction or condemnation of all or a portion of the Building;

         (b) the cost of preparing space in the Building for occupancy by tenants;

         (c)      book depreciation on the Building;

         (d) any amount paid for services rendered and/or materials furnished to the Building to any person or entity which is in excess of that which would have been reasonably paid by Landlord in an arms-length transaction;

         (e) the cost of any repair made by Landlord to remedy damage caused by or resulting from the negligence of Landlord or its agents, servants or employees;

         (f)      ground rent, if any;

         (g) interest and principal amortization on mortgages presently encumbering or hereafter encumbering the Property and charges and fees incurred by Landlord in connection with the procurement and recording of such mortgages;

         (h) rent and additional rent paid by Landlord for its office space in the Building or elsewhere and incidental expenses relating to such office space;

         (i) damages paid by Landlord and costs of litigation in connection with actions by tenants for Landlord's negligence or claimed breaches by it of its contractual obligations with such tenants if such tenant prevails;

         (j) the cost of repairs made by Landlord resulting from damage, destruction or condemnation of all or a portion of the Building, only to the extent Landlord receives insurance proceeds or condemnation awards with respect thereto;

         (k) to the extent that any employee of Landlord performs work or services other than for the Building, the reasonably allocable portion of his compensation with respect to work not performed in connection with the Building; and

         (l) the cost of any work or services rendered or performed by Landlord for the benefit of any other tenant in the Building to the extent such work or services are in excess of those to be afforded or rendered to Tenant under this Lease.

3.       "Building Expense Percentage" shall mean the percentage specified in
         Item 3 of the Basic Lease Provisions, This percentage is determined by dividing Rentable area in the Premises, as specified in Item 2 of the Basic Lease Provisions by the total Rentable Area in the Building.

4. "Tenant's Proportionate Share of Building Operating Expenses" shall be the dollar amount, if any, by which the product of Tenant's Building Expense Percentage multiplied by The Building Operating Expenses exceeds Tenant's Operating Expense Stop as specified in Item 4(c) of the Basic Lease Provisions.

B. Payment Obligation. In addition to the Basic Rent specified in this Lease, Tenant shall pay to Landlord as Additional Rent for the Premises, in each calendar year or partial calendar year during the term of this lease, an amount equal to Tenant's Proportionate Share of Building Operating Expenses for such calendar year.

1. Payment of Additional Rent. Tenant's Additional Rent shall be estimated by Landlord, in a reasonable manner and such estimate shall not be more than 105% of the actual operating expenses for the prior year (however the foregoing cap on the estimate shall not constitute a cap on the actual amount due), and written notice thereof shall be given to Tenant at least thirty (30) days prior to the Commencement Date or the beginning of each calendar year, as the case may be, or as soon thereafter as is reasonably possible. For any such remainder of the calendar year after the Commencement Date, Tenant shall pay to Landlord each month, at the same time the Basic Rent is due, an amount equal to the amount of such estimated Additional Rent for the remainder of such calendar year divided by the number of months remaining in such year, and for each calendar year thereafter, Tenant shall pay to Landlord each month, at the same time the Basic Rent is due, an amount equal to one-twelfth (1/12) of the estimated annual Additional Rent due.

2. Revisions in Estimated Additional Rent. If Building Operating Expenses increase during a calendar year, Landlord may revise the Estimated Additional Rent during such year by giving Tenant written notice to that effect, and thereafter Tenant shall pay to Landlord, in each of the remaining months of such year, an additional amount equal to the amount of such increase in the estimated Additional Rent divided by the number of months remaining in such year.

3. Adjustments to Actual Additional Rent. Within ninety (90) days after the end of each calendar year or as soon thereafter as is reasonably possible, Landlord shall prepare and deliver to Tenant a statement showing Tenant's actual Additional Rent. Within thirty (30) days after receipt of the aforementioned statement, Tenant shall pay to Landlord, or Landlord shall credit against the next Additional Rent payment or payments due from Tenant, as the case may be, the difference between Tenant's actual Additional Rent for the preceding calendar year and the estimated Additional Rent paid by Tenant during such year.

C. Rent. The Basic Rent, the Additional Rent, and all other sums required to be paid by Tenant hereunder, including any sums due for construction in the Premises, are sometimes collectively referred to as, and shall constitute, "Rent". Rent shall be paid by Tenant when due, without prior demand therefor, and without deduction or setoff unless otherwise specifically provided herein, at the office of the building manager or at such other place as Landlord may designate.

         In the event any installment of Rent under this Lease shall not be paid when due, then further Rent in the amount of Ten Cents (.10) per each dollar so overdue may be charged by Landlord in consideration of Landlord's administration expense and time consumed incident to the handling of such overdue installment or Rent. Acceptance of such further Rent shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.



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

D. Deposit - First Month's Rent. Tenant shall deposit with Landlord, on execution of this Lease, a sum equal to one full month's total rent installment as set forth in Item 4(b) of the Basic Lease Provisions which shall be credited to the first installment(s) of basic Rent and Additional Rent due hereunder.

                                    ARTICLE 3
                                SECURITY DEPOSIT

Tenant has paid or will pay Landlord the sum set forth in Item 8 of the Basic Lease Provisions as security for the performance of the terms hereof by Tenant. Tenant shall not be entitled to interest thereon. If Tenant defaults with respect to any provision of this Lease, and fails to cure same within any applicable cure period or grace period, if any, Landlord may, but shall not be required to, use, apply or retain all or part of this security deposit for the payment of any Rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default, including, without limitation, costs and attorneys' fees incurred by Landlord to recover possession of the Premises. If any portion of said deposit is so used or applied, Tenant shall, within five (5) days of demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall constitute a default hereunder by Tenant. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit shall be returned to Tenant within thirty
(30) days of the Expiration Date.

                                    ARTICLE 4
                                OCCUPANCY AND USE

SECTION 4.01. USE OF PREMISES. The Premises shall be used solely for the purpose specified in Item 10 of the Basic Lease Provisions. Tenant will not use, occupy or permit the use or occupancy of the Premises for any purpose which is forbidden by law, ordinance or governmental or municipal regulation or order, or which may be dangerous to life, limb or property, or permit the maintenance of any public or private nuisance, or do or permit any other thing which may disturb the quiet enjoyment of any other tenant of the Building; or keep any substance or carry on or permit any operation which might emit offensive odors or conditions into other portions of the Building: or at any time sell, purchase, or give away, or permit, except with Landlord's prior written approval, the sale, purchase, or gift of food in any form by or to any of Tenant's agents or employees or other parties in the Premises; or use any apparatus which might make undue noise or set up vibrations in the Building; or permit anything to be done which would increase the fire and extended coverage insurance rate on the Building or contents, and if there is any increase in such rate by reason of acts of Tenant, then Tenant agrees to pay such increase promptly upon demand therefor by Landlord. Payment by Tenant of any such rate increase shall not be a waiver of Tenant's duty to comply herewith.

SECTION 4.02. RULES AND REGULATIONS. Tenant shall comply with all rules and regulations set forth in Exhibit "D" attached hereto and forming a part hereof, Landlord shall have the right at all times to change such rules and regulations or to amend them in any reasonable manner. All changes and amendments will be sent by Landlord to Tenant in writing and shall be thereafter carried out and observed by Tenant. Landlord shall apply such rules and regulations against all Tenants in a uniform manner.

SECTION 4.03. SIGNS. Tenant shall not inscribe, paint, affix or display any signs, advancements or notices on or in the Building, except for such tenant identification information as Landlord permits to be included or shown on the directory in the main lobby and adjacent to the access door or doors to the Premises.

SECTION 4.04. ACCESS. Landlord or its authorized agents shall at any and all reasonable times have the right



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

to enter the Premises to inspect the same, to supply janitorial service or any other service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective lenders, purchasers or tenants, to alter, improve or repair the Premises or any other portion of the Building, all without being deemed guilty of an eviction of Tenant and without abatement of Rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided the business of Tenant shall be interfered with as little as is reasonably practicable. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes. Landlord shall have the right to use any and all means which Landlord may deem proper to open any door(s) in an emergency without liability therefor. Tenant shall not change Landlord's lock system or in any way prohibit Landlord from entering the Premises.

SECTION 4.05. QUIET POSSESSION. Upon Tenant's paying the Rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have the quiet possession of the Premises for the entire term of this Lease, subject to all of the provisions of this Lease.

                                    ARTICLE 5
                             UTILITIES AND SERVICES

SECTION 5.01. SERVICES TO BE PROVIDED. Provided Tenant is not in default hereunder, Landlord agrees to furnish or cause to be furnished to the Premises the utilities and services described below, subject to the conditions and in accordance with the standards set forth herein;

A. Landlord shall provide automatic elevator facilities on Monday through Friday from 6:45 a.m. to 7:00 p.m. and on Saturdays from 8 a.m. to 1 p.m., holidays excepted, and have at least one elevator available for use at all other times.

B. Monday through Sunday from 5:00 a.m. to 11:00 p.m. Landlord shall ventilate the Premises and furnish heat or air conditioning, at such temperatures and in such amounts as Landlord deems standard, when, in the judgment of Landlord, it is required for the comfortable occupancy of the Premises, subject to any governmental requirements or standards relating to, among other things, energy conservation. Upon request, Landlord shall make available at Tenant's expense after-hours heat or air conditioning. The minimum charge and the hourly rate for the use of after hours heat or air conditioning shall be determined from time to time by Landlord and confirmed in writing to Tenant. Subject to the foregoing, Tenant shall have access to the Premises 24 hours per day, seven days per week.

C. Landlord shall furnish to the Premises at all times, subject to interruptions beyond Landlord's control, electric current as required by the building standard office lighting and outlets. Tenant's use of electric current shall at no time exceed the capacity of the feeders to the Building or the risers or wiring installation. Tenant shall not install or use or permit the installation or use of any computer or electronic data processing equipment or similar machines of high electrical consumption greater than 110-115 volts in the Premises, without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Should such consent be granted by Landlord, electrical consumption in the Premises, or in that portion of the Premises affected by such installation, will, at Landlord's option, be separately metered. All costs associated with any such separate metering required by Landlord, including but not limited to



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

         installation of any separate metering devices and the costs of all electrical consumption generated thereon, shall be borne by Tenant.

D. Landlord shall furnish water for drinking, cleaning and lavatory purposes only.

E. Landlord shall provide janitorial services to the Premises, comparable to that provided in other similar office buildings in the Dallas/Ft. Worth area, provided the Premises are used exclusively as offices.

SECTION 5.02. ADDITIONAL SERVICES. Landlord may impose a reasonable charge for any utilities and services, including without limitation, air conditioning, electrical current, and water, provided by Landlord by reason of any substantial use of the Premises at any time other than the hours set forth above or for any use beyond what Landlord agrees herein to furnish or because of special electrical, cooling and ventilating needs created by Tenant's hybrid telephone equipment, computers and other similar equipment or uses.

SECTION 5.03. TENANT'S OBLIGATION. Tenant agrees to cooperate fully at all times with Landlord and to abide by all regulations and requirements which Landlord may prescribe for the use of the above utilities and services. Any failure to pay any excess costs as described above upon demand by Landlord shall constitute a breach of the obligation to pay Rent under this Lease and shall entitle the Landlord to the rights herein granted for such breach.

SECTION 5.04. SERVICE INTERRUPTION. Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of Rent by reason of Landlord's failure to maintain temperature or electrical constancy levels or to furnish any of the foregoing services when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbance or labor dispute of any character, governmental regulation, moratorium or other government; action, inability by exercise of reasonable diligence to obtain electricity, water or fuel, or by any other cause beyond Landlord's reasonable control. Nor shall any such failure, stoppage or interruption of any such service be construed as an eviction of Tenant, or relieve Tenant from the obligation to perform any covenant or agreement herein, and in no event shall Landlord be liable for damage to persons or property, or in default hereunder, as a result of such failure, stoppage or interruption of any such service. In the event of any failure, stoppage or interruption thereof, however, Landlord shall use reasonable diligence to resume service promptly.

SECTION 5.05. MODIFICATIONS. Notwithstanding anything herein above to the contrary, Landlord reserves the right from time to time to make reasonable and nondiscriminatory modifications to the above standards for utilities and services.

                                    ARTICLE 6
               REPAIRS, MAINTENANCE, ALTERATIONS AND IMPROVEMENTS

SECTION 6.01. REPAIR AND MAINTENANCE OF THE BUILDING. Landlord shall provide for the cleaning and maintenance of the public portions of the Building. Unless otherwise expressly stipulated herein, Landlord shall not be required to make any improvements or repairs of any kind or character on the Premises during the term of this Lease, except repairs to the exterior walls, corridors, windows, roof, other structural elements and equipment of the Building, plumbing, electrical or other mechanical devices, and such additional maintenance as may be necessary because of damage by persons other than Tenant, its agents, employees, invitees or visitors. Landlord shall not be liable to Tenant for losses due to theft or burglary or for damages done by unauthorized persons on the Premises.

SECTION 6.02. IMPROVEMENTS AND ALTERATIONS.

A. Landlord's sole construction obligation under this Lease is as set forth in the Agreement for Construction attached hereto as Exhibit "C" and incorporated herein by this reference.

B. Landlord shall have the right at any time to change arrangement, location and/or size of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets or other public parts of the Building and, upon giving Tenant reasonable notice thereof, to change the name, number or designation by which the Building is commonly known.

C. Tenant shall not make any alterations, additions or improvements to the Premises without the prior written consent of Landlord which consent shall not be unreasonably withheld. Should Landlord's consent be granted, any such alterations, additions or improvements made by Tenant shall be at Tenant's sole cost and expense. Any contractor or person making such improvements must first be approve in writing by Landlord, all such alterations, additions or improvements (except movable furniture and trade fixtures) shall become the property of Landlord, and unless Landlord requires Tenant to remove such alterations and additions pursuant to Section 1.03 herein, shall be surrendered with the Premises, as a part thereof, at the expiration or earlier termination of this Lease. All work performed by Tenant or it's contractor shall conform to applicable governmental laws, rules and regulations.

SECTION 6.03. LANDLORD'S OPTION TO REPAIR. Landlord may, at its option and at the cost and expense of Tenant, unless covered by Landlord's insurance, repair or replace any damage or injury done to the Building or any part thereof caused by Tenant, Tenant's agents, employees, licensees, invitees or visitors. Tenant shall pay the cost thereof, plus interest thereon as provided in Section 15.13 herein, to Landlord on demand. Tenant further agrees to maintain and keep the interior of the Premises in good repair and condition at Tenant's expense. Tenant agrees not to commit or allow any waste or damage to be committed on any portion of the Premises.

                                    ARTICLE 7
                            DAMAGE, FIRE AND CASUALTY

SECTION 7.01. TOTAL OR PARTIAL DESTRUCTION OF THE BUILDING OR PREMISES.
If the Building is totally destroyed by fire or other casualty or if the Premises or the building are so damaged that rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such damage, or determined by Landlord and Tenant. Landlord or Tenant may at its option terminate this Lease, in which event the Rent shall be abated during the unexpired portion of this Lease effective on the date of such damage. If the Building or the Premises are damaged by fire or other casualty covered by Landlord's insurance, but only to such extent that rebuilding or repairs can be completed within one hundred eighty (180) days after the date of such damage or if the damage should be more serious but Landlord does not elect to terminate this Lease, in either such event Landlord shall within thirty (30) days after the date of such damage shall proceed with reasonable diligence to restore the Building and/or Premises to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of the furniture, equipment, fixtures and other improvements which may have been placed by Tenant or other tenants within the Building or Premises. Landlord shall allow Tenant a fair diminution of rent during the time the Premises are unfit for occupancy. In the event any mortgagee under a deed of trust, security agreement or mortgage on the Building should require that the insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and this Lease shall terminate upon notice to Tenant. The insurance which shall carried by Landlord pursuant to Section 7.04 hereof and by Tenant pursuant to 7.03. B hereof shall be for the sole benefit of the party carrying such insurance and under its sole control.

SECTION 7.02. TENANT'S RESPONSIBILITIES.

A. If the building or the Premises shall be damaged by fire or other casualty resulting from the fault or policy form with a minimum limit of liability of $1,000,000.00 in respect to injuries, death or property damage, and (b) Worker's Compensation insurance in form and amounts as required by law.

SECTION 7.04. LANDLORD'S INSURANCE. Landlord shall at all times during the term of this Lease, maintain in effect a policy or policies of insurance covering the Building (excluding property required to be insured by Tenant) in such amounts as Landlord may from time to time determine, but at least covering the replacement cost of the Building, providing protection against loss or damage by fire, explosion or other hazards and contingencies together with insurance against sprinkler damage, vandalism and malicious mischief, and such other risks as Landlord may from time to time determine and with any such deductibles as Landlord may from time to time determine. Landlord reserves the right to self insure the Building.

Any insurance provided for in this Section 7.04 may be effected by a policy or policies of blanket insurance, covering additional items or locations or assureds, provided that the requirements of this Paragraph are otherwise satisfied. Tenant shall have no rights in any policy or policies maintained by Landlord and shall not, by reason of payment by Tenant, as part of the Building Operating Expenses, of its prorata share of the Landlord's premium for the insurance, be entitled to be a named insured thereunder.

SECTION 7.05. WAIVER OF SUBROGATION. Landlord and Tenant hereby waive any rights each may have against the other, on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, their respective property, the Premises, its contents or to the other portion of the Building arising from any risk generally covered by fire and extended coverage insurance. The parties hereto each, on behalf of their respective insurance companies insuring the property of either Landlord or Tenant against any such loss, waive any right of subrogation that it may have against Landlord or Tenant, as the case may be. Each party to the Lease agrees immediately to give to each such insurance company written notification of the terms of the mutual waivers contained in this paragraph, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waivers.

                                    ARTICLE 8
                                  CONDEMNATION

In the event the Building, or any portion thereof necessary, in the sole opinion of Landlord, to the continued efficient and/or economically feasible use of the Building shall be taken or condemned in whole or in part for public purposes, or sold to a condemning authority to prevent taking, then the term of this Lease shall, at the option of the Landlord, forthwith cease and terminate, and the Landlord shall receive the entire award for land and buildings; Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in and to any such award. Tenant shall have the right to recover from such authority, but not from Landlord, only any compensation as may be awarded to Tenant on account of moving and relocation expenses and depreciation to and removal of Tenant's physical property.

                                    ARTICLE 9
                                      LIENS

Tenant shall keep the premises free from any liens arising out of any work performed, materials negligence of Tenant, or the agents, employees, licensees or invitees of Tenant (except as set forth in Section 7.05), such damage shall be repaired by and at the expense of Tenant, unless covered by Landlord's insurance, under the direction and supervision of Landlord, and Rent shall continue without abatement.

B. Except for that portion, if any, of Landlord's gross negligence or willful misconduct not waived by Tenant, Tenant covenants that Landlord shall not be liable for any damage or liability of any kind or for any injury to or death of persons or damage to property of Tenant or any other person during the term of this Lease, including consequential loss or damage from any cause whatsoever by reason of the construction, use, occupancy or enjoyment of the Premises by Tenant or any person therein or holding under Tenant or by or through the acts or omissions of other tenants of the Building or Landlord. Tenant hereby agrees, as part of the material consideration for this Lease, to indemnify and save Landlord harmless from all claims, actions demands, costs and expenses and liability whatsoever, including reasonable attorneys' fees, on account of any such real or claimed damage or liability, and from all liens, claims and demands occurring in, on or at the Premises, or arising out of the construction, use, occupancy or enjoyment or the Premises and its facilities, or any repairs or alterations which Tenant may make upon the Premises.

SECTION 7.03. TENANT'S INSURANCE. Tenant covenants and agrees that from and after the date of delivery of the Premises from Landlord to Tenant, Tenant will carry and maintain, at its sole cost and expense, the following, types of insurance, in the amounts specified and in the form hereinafter provided, as follows:

A. Commercial General Liability Insurance on an occurrence policy form covering the Premises and Tenant's use thereof against claims for bodily injury or death and property damage occurring upon, in or about the Premises, such insurance to insure both Landlord and Tenant and to afford protection to the limit of not less than $1,000,000.00 each occurrence in respect to injuries, death or property damage to any number of persons arising out of any one occurrence. Such insurance shall name Landlord as additional insured and shall provide that it is primary insurance. This insurance coverage shall extend to any liability of Tenant arising out of the indemnities provided for in
         Section 7.02.

B. Tenant Improvements and Property Insurance covering all leasehold improvements, heating, ventilating and air-conditioning equipment installed by reason of Tenant's Non-Standard Work, fixtures installed by or at the expense of Tenant; and personal property in, on or upon the Premises, in an amount not less than 100% of full replacement cost thereof.

C. Worker's Compensation in statutory amounts and Employer's Liability in an amount not less than $100,000.

Tenant agrees to provide Landlord, on or prior to the Commencement Date, with certificates of such insurance evidencing the specified types and amounts of insurance required above and to permit Landlord at all reasonable times to inspect the policies or insurance required herein. Landlord shall receive thirty
(30) calendar days written notice from the insurer prior to any cancellation or material change of coverage referenced in Article 7.

Tenant shall require any third party vendor or contractor performing work on the Premises to carry and maintain at no expense to Landlord: (a) Commercial General Liability Insurance on an occurrence furnished, or obligations incurred by or for Tenant. In the event that Tenant shall not, within thirty (30) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of or defense against the claim giving rise to such lien. All sums paid by Landlord and all expenses incurred by it in connection therewith shall create automatically an obligation of Tenant to pay, on demand, an equivalent amount, plus interest thereon as provided in Section 15.13 herein, as Rent. No work which Landlord permits Tenant to perform in the Premises shall be deemed to be for the immediate use and benefit of Landlord so that no mechanics or other lien shall be allowed against the estate of Landlord by reason of its consent to such work.

                                   ARTICLE 10
                           TAXES ON TENANT'S PROPERTY

Tenant shall be liable for and shall pay, prior to their becoming delinquent, any and all taxes and assessments levied against any personal property or trade or other fixtures placed by Tenant in or about the Premises, including any additional real estate taxes or assessments which Building by reason of Tenant's requirements for work in the Premises.

                                   ARTICLE 11
                            SUBLETTING AND ASSIGNING

Tenant shall not assign this Lease, or allow it to be assigned, in whole or in part, by operation of law or otherwise or mortgage or pledge the same, or sublet the Premises or any part thereof or permit the Premises to be occupied by any firm, person, partnership or corporation or any combination thereof, other than Tenant or Tenant's parent company or subsidiaries, without the prior written consent of Landlord which shall nor be unreasonably withheld. In no event shall any assignment or sublease ever release Tenant from any obligation or liability hereunder. No assignee or subleasee of the Premises or any portion thereof may assign or sublet the Premises or any portion thereof. Consent by Landlord to one or more assignments or subletting shall not operate as a waiver of Landlord's rights as to any subsequent assignments and/or sublettings. All reasonable legal fees and expenses incurred by Landlord in connection with any assignment or sublease proposed by Tenant will be the responsibility of Tenant and will be paid by Tenant within five (5) days of receipt of an invoice from Landlord. In addition, Tenant will pay to Landlord an administrative overhead fee of $500.00 in consideration for Landlord's review of any requested assignment or sublease.

Tenant hereby irrevocably authorizes and directs any such subtenant, upon receipt of a written notice from

Landlord stating that a default exists in the performance of Tenant's obligations under this Lease, to pay to Landlord the rents due and to become due under the sublease. Tenant agrees that such subtenant shall have the right to rely upon any such statement and request from Landlord, and that such subtenant shall pay such rents to Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Tenant to the contrary. Tenant shall have no right or claim against said subtenant or Landlord for any such rents so paid by said subtenant to Landlord.

Any subtenant shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Landlord, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Tenant other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Landlord has expressly consented in writing. In lieu of accepting the subleases, Landlord has the option to terminate this lease at their sole discretion.

In the event Tenant shall default in the performance of its obligations under this Lease, Landlord at its option and without any obligation to do so, may require any subtenant to attorn to Landlord, in which event Landlord shall undertake the obligations of Tenant under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Landlord shall not be liable for any prepaid rents or security deposit paid by such subtenant to Tenant or for any other prior defaults or Tenant under such sublease.

If the rent due and payable by any assignee or subleasee under any such permitted assignment or sublease (or a combination of the rent payable under such assignment or sublease plus any bonus or any other consideration therefor or any payment, incident thereto) exceeds the Rent payable under the Lease for such space, Tenant shall pay to Landlord all such excess rent and other excess consideration within ten (10) days following receipt thereof by Tenant.

                                   ARTICLE 12
                              TRANSFERS BY LANDLORD

SECTION 12.01. SALE OF THE BUILDING. In the event of a sale, assignment, transfer or conveyance by Landlord of all of the Building, the same shall operate to release Landlord from any and all liability under this Lease arising after the date of such sale, assignment, transfer or conveyance. If any security deposit has been made by Tenant, Landlord shall either transfer such security deposit to the purchaser, or give a credit in the amount of the security deposit, thereupon Landlord shall be discharged from any further liability in reference thereto.

SECTION 12.02. SUBORDINATION AND ATTORNMENT.

A. This Lease is subject and subordinate to any lease wherein Landlord is the tenant and to the liens of any and all mortgage or deeds of trust, regardless of whether such lease, mortgages or deeds of trust now exist or may hereafter be created with regard to all or any part of the Building, and to any and all advances to be made thereunder, and to the interest thereon, and all modifications, consolidations, renewals, replacements and extensions thereof. Tenant also agrees that any lessor, mortgagee or trustee may elect to have this Lease prior to any lease or lien of its mortgage or deed of trust, and in the event of such election and upon notification by such lessor, mortgagee or trustee to Tenant to that effect, this Lease shall be deemed prior to the said lease, mortgage or deed of trust, whether this Lease is dated prior to or subsequent to the date of said lease, mortgage or trust deed.

B. Tenant shall, in the event of the sale, assignment, transfer or conveyance of Landlord's interest in the

         Premises (except in a sale-leaseback financing transaction), or in the event of the termination of any lease in a sale-leaseback financing transaction wherein Landlord is the lessee, attorn to and recognize such purchaser or assignee or mortgagee as Landlord under this Lease.

C. Tenant shall, in the event of any proceedings brought for the foreclosure of, or in the event of the exercise of the power of sale under, any mortgage or deed of trust covering the Promises, attorn to and recognize such purchaser or assignee or mortgagee as Landlord under this Lease.

D. The above subordination and attornment clauses shall be self-operative and no further instruments of subordination or attornment need be required by any mortgagee, trustee, lessor, purchaser or assignee. In confirmation thereof, Tenant agrees that, upon the request of Landlord, or any such lessor, mortgagee, trustee, purchaser or assignee, Tenant shall execute and deliver whatever instruments may be required for such purposes and to carry out the intent of this Section.

                                   ARTICLE 13
                                     DEFAULT

SECTION 13.01. DEFAULTS BY TENANT. The occurrence of any of the events described in subsections 13.011 through 13.018 shall constitute a default by Tenant under this Lease.

13.011. FAILURE TO PAY RENT. With respect to any payment of Rent not made by Tenant when due, the failure by Tenant to make such payment to Landlord within five (5) business days after Tenant receives written notice specifying that the payment was not made when due.

13.012. FAILURE TO PERFORM. Except for a failure covered by subsection 13.011 above, any failure by Tenant to observe and perform any provision of this Lease to be observed or performed by Tenant where such failure continues for thirty
(30) days after written notice to Tenant, provided that if such failure cannot be cured within said thirty (30) day period, Tenant shall not be in default hereunder so long as Tenant commences curative action within such thirty (30) day period, diligently and continuously pursues the curative action and fully and completely cures the failure within sixty (60) days after such written notice to Tenant.

13.013. BANKRUPTCY, INSOLVENCY, ETC. Tenant or any guarantor of Tenant's obligations hereunder (hereinafter called "Guarantor") whether one (1) or more,
(i) cannot meet its obligations as they become due, (ii) becomes or is declared insolvent according to any law, (iii) makes a transfer in fraud of creditors according to any applicable law, (iv) assigns or conveys all or a substantial portion of its property for the benefit of creditors or (v) Tenant or Guarantor files a petition for relief under the Federal Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar law (collectively, "applicable bankruptcy law"); a receiver or trustee is appointed for Tenant or Guarantor or its property; the interest of Tenant or Guarantor under this Lease is levied on under execution or under other legal process; any involuntary petition is filed against Tenant or Guarantor under applicable bankruptcy law; or any action is taken to reorganize or modify Tenant's or Guarantor capital structure if either Tenant or Guarantor be a corporation or other entity (provided that no such levy, execution, legal process or petition filed against Tenant or Guarantor Shall constitute a breach of this Lease if Tenant or Guarantor shall vigorously contest the same by appropriate proceedings and shall remove or vacate the same within ninety (90) days from the date of its creation, service or filing).

13.014. ABANDONMENT. The abandonment of the Premises by Tenant.

13.015. VACATION. The vacating of the Premises by Tenant, which shall be conclusively presumed if Tenant is absent from the Premises for ten (10) consecutive days or more or if Tenant shall fail to move into or take possession of the Premises within ten (10) days after the date on which Rent is to commence under the terms of this Lease.

13.016. LOSS OF RIGHT TO DO BUSINESS. If Tenant is a corporation or limited partnership, Tenant fails to maintain its right to do business in the State of Texas or fails to pay any applicable annual franchise taxes as and when same become finally due and payable.

13.017. DISSOLUTION OR LIQUIDATION. If Tenant is a corporation or partnership, Tenant dissolves or liquidates or otherwise fails to maintain its corporate or partnership structure, as applicable.

13.018. FINANCIAL STATEMENT. The discovery by Landlord that any financial statement given to Landlord by Tenant, or its successor in interest or by any guarantor of Tenant's obligation hereunder, was materially false.

With respect to the defaults described in subsections 13.013 through 13.018, Landlord shall be obligated to leave Tenant written notices of default and Tenant shall have thirty (30) days to cure such defaults.

SECTION 13.02. REMEDIES OF LANDLORD. Upon the occurrence of any event of default specified in this Lease, Landlord, at its option, may have one or more of the following remedies, in addition to all other rights and remedies provided at law or in equity:

A. Landlord may terminate this Lease and without further notice repossess the Premises and be entitled to recover all damages incurred by Landlord by reason of Tenant's default including, but not limited to, a sum of money equal to the total of (1) the cost of recovering the Premises, (2) the unpaid Rent earned at the time of termination, plus interest thereon, (3) Late Charges on unpaid Rent and accrued interest thereon, (4) the balance of the Rent for the remainder of the term, (5) costs of reletting and refurbishing, and (6) any other sum of money and damages owed by Tenant to Landlord.

B. Landlord may immediately terminate Tenant's right of possession of the Premises but not terminate the Lease, and without notice or demand enter upon the Premises or any part thereof and take absolute possession of the same, expel or remove Tenant and any other person or entity who may be occupying the Premises, by force if necessary, change the locks, and at Landlord's option. Landlord may relet the Premises or any part thereof for such terms and such rents as Landlord may reasonably elect. In the event Landlord shall elect to so relet, then rent received by Landlord from such reletting shall be applied first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord, second, to the payment of any cost of such reletting, including, without limitation, refurbishing costs and leasing, commissions, and third, to the payment of Rent due and unpaid hereunder, and Tenant shall satisfy and pay any deficiency upon demand therefor from time to time. Any entry into and possession of the Premises by Landlord under this Article shall be without liability or responsibility for damages to Tenant and shall not be in lieu of or in substitution for any other rights of Landlord hereunder or at law or in equity Tenant further agrees that Landlord may file suit to recover any sums due under the terms of this Article and that no recovery of any portion due Landlord hereunder shall be any defense to any subsequent action brought for any amount not therefore reduced to judgment in favor of Landlord. reletting of the Premises shall not be construed as an election on the part of Landlord to terminate this Lease and, notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

Tenant shall pay any Landlord's costs, charges and expenses, including the fees of legal counsel, agents and others retained by Landlord, incurred in enforcing Tenant's obligations hereunder or incurred by Landlord in any litigation, negotiation or transaction in which Tenant causes Landlord to become involved or concerned, including, but not limited to, all attorney's fees and any other costs and expenses incurred in the preparation and service of notices of default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such default.

SECTION 13.03. LANDLORD'S LIEN AND SECURITY INTEREST. To assure payment of Rent and all other sums due hereunder and which may become due hereafter, and to assure faithful performance of all other covenants of this Lease, Tenant hereby grants to Landlord an express contract lien on and security interest in and to all present and future receivables of Tenant and all property, chattels or merchandise now or hereafter owned by Tenant which may be placed on the Premises, including, but not limited to, all equipment, inventory and fixtures now owned or hereafter acquired. Landlord's lien and security interest shall continue in such property of Tenant so long as Tenant is indebted to Landlord under the terms of this Lease, regardless of whether the Tenant moves from the Premises or such property is removed from the Premises. Landlord's lien and security interest also extends to all proceeds of any insurance which may accrue to Tenant by reason of damage or destruction of any such property. Landlord shall have all the rights and remedies of a secured party under the Texas Business and Commerce Code and other laws of Texas, and this lien and security interest may be foreclosed as provided in the Texas Business and Commerce Code or by judicial process. Tenant will be in default under this security agreement at such time as Tenant may be in default under this Lease, said events of default having been described in other parts of this Lease. The use of one foreclosure procedure shall not be a bar to foreclosure by any other procedure. Tenant shall execute all security agreements, financing statements and other documents as required by Landlord to secure Landlord's rights established herein. The lien and security interest herein granted shall be cumulative of and in addition to any statutory lien rights in favor of Landlord, now or hereafter existing.

SECTION 13.04. DEFAULTS BY LANDLORD. Except as otherwise provided in this Lease, Landlord shall be in default under this Lease if Landlord fails to perform any of its obligations hereunder and said failure continues for a period of thirty
(30) days after written notice thereof from Tenant to Landlord (unless such failure cannot reasonably be cured within thirty (30) days and Landlord shall have commenced to cure said failure within said thirty (30) days and continues diligently to pursue the curing of the same). If Landlord shall be in default under this Lease and, if as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the right, title and interest of Landlord in the Building as the same may then be encumbered and Landlord shall not be liable for any deficiency. In no event shall Tenant have the right to levy execution against any property of Landlord other than its interest in the Building as herein before expressly provided.


                                   ARTICLE 14
                                     NOTICES

All notices which Landlord or Tenant may be required, or may desire, to serve on the other shall be in writing and may be served, as an alternative to personal service, by depositing the same with the U. S. Postal Service, by registered or certified mail, postage prepaid, addressed as follows: (i) to Landlord at the address set forth in Item 11 of the Basic Lease Provisions; and (ii) prior to the Commencement Date of this Lease, to Tenant at the address set forth in Item 11 of the Basic Lease Provisions and (iii) after the Commencement Date, to Tenant at the Premises. Any notices by mail as aforesaid shall be deemed delivered, served and given two (2) business days after deposit of the same with the U. S. Postal Service. The addresses stated above shall be effective for all notices to the respective parties until written notice of a change of address is given pursuant to the provisions hereof.

                                   ARTICLE 15
                            MISCELLANEOUS PROVISIONS

SECTION 15.01. ESTOPPEL CERTIFICATE. Tenant shall, upon the request of the Landlord or any first mortgagee of Landlord, without additional consideration, deliver an Estoppel Certificate, containing the following information and statements, if true:

A. This Lease is in full force and effect, amount of rental then payable, with rent paid through the specified date;

B.       This Lease has not been modified or amended; and

C. Landlord is not in default and Landlord has fully performed all of Landlord's obligations hereunder, and any such further consents and instruments of a similar nature evidencing the agreement of Tenant to the mortgage or other hypothecation by Landlord of the revesionary interest of Landlord thereunder as may be reasonably requested by Landlord or any mortgagee of Landlord.

D.       Tenant is in possession of the Premises, and not in default.

E. Such other information and/or statements as Landlord shall reasonably request.

SECTION 15.02. RELOCATION. In the event Landlord decides to utilize the Premises for other purposes during the term of this Lease, Tenant agrees to relocate to other space in the Building provided such other space is comparable in size and finish to the Premises. Landlord shall pay reasonable out-of-pocket expenses of any such relocation, including the expenses of moving and reconstruction of all Tenant-furnished and Land-furnished improvements. In the event of such relocation, this Lease shall continue in full force and effect without any change in the terms or other conditions, but with the new location substituted for the old location set forth in Item 2 of the Basic Lease Provisions and on Exhibit "A". Landlord acknowledges that it may only relocate Tenant one time during the term of this Lease and will give Tenant ninety (90) days notice prior to the proposed relocation.

SECTION 15.03. WAIVER. No waiver by Landlord of any provision of this Lease or of any breach of Tenant hereunder shall be deemed to be a waiver of any other provision hereof, or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant. No act or thing done by Landlord or Landlord's agents during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, unless done in writing signed by Landlord. The delivery of the keys to any employee or agent of Landlord shall not operate as a termination of the Lease or a surrender of the Premises. The acceptance of any Rent by Landlord following a breach of this Lease by Tenant shall not constitute a waiver by Landlord of such breach or any other breach unless such waiver is expressly stated in writing signed by Landlord.

SECTION 15.04. INSOLVENCY OR BANKRUPTCY. In no event shall this Lease be assigned or assignable by operation of law and in no event shall this Lease be an asset of Tenant in any receivership, bankruptcy, insolvency or reorganization proceeding.

SECTION 15.05. APPLICABLE LAWS. This Lease shall be governed by and construed pursuant to the laws of the state in which the building is located.

SECTION 15.06. COMMON FACILITIES PARKING. Tenant shall have the non-exclusive right, in common with others, to the use of common entrances, lobbies, elevators, ramps, drives, stairs and similar access and serviceways and other common facilities in and adjacent to the Building, subject to such rules and regulations as may be adopted by the Landlord.

SECTION 15.07. SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

SECTION 15.08. BROKERS. Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the broker(s) named in item 8 of the Basic Lease Provisions, and that it knows of no other real estate broker(s) or agent(s) who is (are) or might be entitled to a commission in connection with this Lease. Tenant agrees to indemnify and hold harmless Landlord from and against any liability or claim, whether meritorious or not, arising in respect to broker(s) not so named.

SECTION 15.09. SEVERABILITY. If any provision of this Lease or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

SECTION 15.10. NAME. Tenant shall not, without the written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises, and in no event shall Tenant acquire any rights in or to such names.

SECTION 15.11. EXAMINATION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

SECTION 15.12. INTEREST OF TENANT'S OBLIGATIONS. Any amount due from Tenant to Landlord which is not paid when due shall bear interest at the highest rate allowed by law from the date such payment is due until paid, but the payment of such interest shall not excuse or cure the default.

SECTION 15.13. TIME. Time is of the essence in this Lease and in each and all of the provisions hereof.

 SECTION 15.14. DEFINED TERMS AND MARGINAL READINGS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as singular. If more than one person is named as Tenant, the obligations of such persons are joint and several. The headings and titles to the articles of this Lease are not a part of this Lease shall have no effect upon the construction or interpretation of any part hereof.

SECTION 15.15. CORPORATE AUTHORITY. If Tenant executes this Lease as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby personally covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in the state in which the Building is located, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation was authorized to do so.

SECTION 15.16. FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Landlord, or Tenant, other than the payment of rent, Landlord or Tenant shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Landlord.

SECTION 15.17. RECORDING. This lease shall not be recorded. However, Landlord shall have the right to record a short form or memorandum thereof, at Landlord's expense, at any time during the term hereof, and Tenant agrees to join in the execution thereof if requested.

SECTION 15.18. RENT TAX. If applicable in the jurisdiction where the Premises are situated, Tenant shall pay and be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Landlord by Tenant under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the Rent upon which such tax is based.

SECTION 15.19. HAZARDOUS OR TOXIC MATERIALS.

A. Prohibition on placement or disposal. Tenant shall not knowingly incorporate into, use or otherwise place or dispose of at the leased Premises or in the Building or Project any toxic or hazardous materials in concentrations or levels sufficient that by the then-applicable EPA, OSHA or other applicable governmental standards cause the specific materials so identified to be classified or identified as toxic or hazardous materials except for the limited purposes of use and storage only where (i) such materials are in small quantities, properly labeled and contained (ii) such materials are handled and disposed of in accordance with the highest accepted industry standards for safety, storage, use and disposal (iii) such materials are for use in the ordinary course of business (i.e., as with office or cleaning supplies), (iv) notice of and a copy of the current material safety data sheet is provided to Landlord for each such hazardous or toxic material and (v) such materials are used, transported, stored, handled and disposed of in accordance with all applicable governmental laws, rules and regulations and Tenant has secured the necessary permits, if any, Landlord shall not knowingly dispose of at the leased Premises, Building or the Project any toxic or hazardous materials in concentrations or Levels sufficient that by then applicable EPA, OSHA or other applicable governmental standards cause the specific Materials so identified to be classified or identified as toxic or hazardous materials and shall otherwise deal with all toxic or hazardous materials at the leased Premises, Building or Project in a manner that will not materially and adversely affect Tenant's access, use or occupancy of the leased Premises and that any redemption or controls at the leased Premises will be in accordance with all applicable governmental laws, rules and regulations. If Landlord or Tenant ever has knowledge of the presence in the leased Premises or the-Building or the Project of such toxic or hazardous materials which affect the leased Premises, the party having knowledge shall notify the other party thereof in writing; promptly after obtaining such knowledge. For purposes of this Lease, hazardous or toxic materials shall mean hazardous or toxic chemicals or any materials or wastes containing hazardous or toxic chemicals at levels or content which cause such materials or wastes to be classified as hazardous or toxic as then prescribed by the prevalent industry practice and standards or by the then current levels or content as set from time to time by EPA or OSHA or as defined under 29 CFR 1910 OR 29 CFR 1925 or other applicable governmental laws, rules and regulations.

B. Tenant's Covenants to Remove. If Tenant or its employees, agents, or contractors shall ever violate the provisions of Paragraph (b) or (c) above (that apply to Tenant regarding toxic or hazardous materials), or if Tenant's acts, negligence, breach of this provision or business operations directly and materially expand the scope of or materially worsen any contamination from toxic or hazardous materials, then Tenant shall clean-up, remove and dispose of the material causing the violation, in compliance with all applicable governmental standards, laws, rules and regulations and repair any damage to the leased Premises or Building within such period of time as may be reasonable under the circumstances after written notice by Landlord, provided that such work shall commence not later than thirty (30) days from such notice and be diligently and continuously carried to completion by Tenant or Tenant's designated contractors. Tenant shall notify Landlord of its method, time and procedure for any clean-tip or removal of toxic or hazardous materials under this provision, and Landlord shall have the right to require reasonable changes in such method, time or procedure or to require the same to be done after normal business hours or when the Building is otherwise closed (i.e., weekends or holidays).

C. Inspections. Landlord shall have the right to periodically inspect, take samples for testing and otherwise investigate the leased Premises for the presence of hazardous or toxic materials including such studies and investigations, tests and surveys, and engage such specialists as Landlord deems appropriate to fairly evaluate the leased Premises and any risk from hazardous or toxic materials. In connection with any inspections, samples, surveys or tests to be performed by Landlord, Landlord shall not unreasonably interfere with Tenant's business operations at the leased Premises and Shall repair any damage to Tenant's property, inventory or fixtures damaged as a result of such inspections, samples, surveys or tests and shall furnish Tenant on request with a true and complete copy of any resulting report, survey or study.

D. The purpose of the hazardous substance surveys is to indicate the presence or absence of toxic or hazardous materials (as defined hereafter) at the Building housing the leased Premises ("Building") based on the present levels or content of said toxic or hazardous materials as presently set by the U.S. Environmental Protection Agency ("EPA") or the U.S. Occupational Safety and Health Administration ("OSHA"). Landlord makes no representations or warranties whatsoever to Tenant regarding: (i) the hazardous substance surveys [including, without limitation, the contents, accuracy and/or scope thereof and Landlord has informed Tenant that said hazardous substance surveys are not comprehensive surveys of the Building for all forms of hazardous or toxic materials, including but not limited to asbestos containing materials, and cannot be relied upon as a representation that there are no hazardous or toxic materials at the leased Premises or Building, whether addressed therein or not], or (ii) the presence or absence of toxic or hazardous materials in, at, or under the leased Premises, the Building, or the Project. Tenant: (x) shall not rely on and Tenant hereby represents to Landlord that it has not relied on the hazardous substance surveys, the same having been provided for informational purposes only and (y) acknowledges that Tenant will make or has made such studies and investigations, will conduct or has conducted such tests and surveys, and will engage or has engaged such specialists as Tenant deems appropriate to fairly evaluate the leased Premises and any risks from hazardous or toxic materials.

Tenant shall furnish Landlord with a complete and legible copy of any study, report, test, survey or investigation performed by or on behalf of Tenant at any time involving the leased Premises and shall fully restore all areas and improvements where samples were taken or work performed and repair all damage resulting from any of the same and shall indemnify and hold Landlord harmless from and against all claims, actions, liabilities, damages, losses, injuries or deaths in connection with or arising out of or from any inspection, testing, sampling, or similar or dissimilar activity conducted by Tenant, Tenant's agents or contractors at the leased Premises or the Building for hazardous or toxic materials, whether under this Paragraph or otherwise under or in connection with this Lease.

SECTION 15.20. REMEDIES NOT EXCLUSIVE. Each of the rights, remedies and benefits provided by this Lease shall be cumulative and shall not be exclusive of any other of said rights, remedies and benefits or of any other rights, remedies, and benefits allowed by law.

SECTION 15.21. RELATIONSHIP OF THE PARTIES. Nothing herein contained shall be deemed or construed as creating the relationship of principal and agent or of partnership or joint venture between parties hereto; it being understood and agreed that neither the method of computing rent nor any provision contained herein nor any acts of the parties hereto shall be deemed to create any relationship between the parties other than that of Landlord and Tenant.

SECTION 15.22 NONLIABILITY OF LANDLORD. Landlord shall not be responsible or liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining areas or any part of the area adjacent to or connected with the Premises or any part of the Building or for any loss or damage resulting to Tenant or his property from theft or failure of the security systems in the Building and hazardous waste contamination, or for any damage or loss of property within the Premises from any cause other than solely by reason of the gross negligence or willful act of Landlord, and no such occurrence shall be deemed to be an actual or constructive eviction from the Premises or result in an abatement or rental.

SECTION 15.23. THEFT OR BURGLARY. Landlord shall not be liable to Tenant for losses to Tenant's property or personal injury caused by criminal acts or entry by unauthorized persons into the Premises or the Building. Tenant agrees to indemnify, defend and hold Landlord harmless therefrom.

SECTION 15.24. NOTICE OF TERMINATION. Notwithstanding any provision of law or any judicial decision to the contrary, no notice shall be required to terminate the term of this Lease, or extension hereof, on the date herein specified, and the term hereof shall expire on the date herein provided without notice being required from either party.

SECTION 15.25. CONDITION PRECEDENT. Tenant shall deliver to Landlord certified copies of its year end financial statements for its last three (3) fiscal years for Landlord's review and approval within five (5) business days of Landlord's request for same.

SECTION 15.26. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall be a guarantor of payment under this Lease, and shall have the same obligations as Tenant under this Lease.

SECTION 15.27. NO OFFER. Preparation of this Lease by Tenant or Landlord's agent and submission of same to Tenant shall not be deemed an offer to tenant to lease. This lease shall become binding upon Landlord and Tenant only when fully executed by both parties.

SECTION 15.28. ENTIRE AGREEMENT. This Lease contains all the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and to prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by any agreement in writing signed by the parties hereto or their respective successors in interest.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease, consisting of the forgoing provisions and Articles 1 through 15, together with all Exhibits attached hereto and incorporated herein by this reference, as of the date first above written.

TENANT:   CORNICHE GROUP INCORPORATED

BY:
          ---------------------------------

NAME:
          ---------------------------------
TITLE:
          ---------------------------------

DATE:
          ---------------------------------

ATTEST:
          ---------------------------------
TITLE:
          ---------------------------------
DATE:
          ---------------------------------

LANDLORD: SHOAL CREEK NO. 2, L.C., a Texas Limited Liability Company

BY:
          ---------------------------------

NAME:     Anthony Cimino
TITLE:    Vice President

DATE:
          ---------------------------------

ATTEST:
          ---------------------------------
TITLE:
          ---------------------------------
DATE:
          ---------------------------------

                                   EXHIBIT "A"
                                   FLOOR PLAN

                                  EXHIBIT "B"
                        ACCEPTANCE OF PREMISES AMENDMENT


This amendment to the Lease for space in the Building, executed on the 7th day of July, 1998, between Shoal Creek No. 2, L.C., a Texas Limited Liability Company as Landlord and Corniche Group Incorporated, as Tenant.

Landlord and Tenant hereby agree that:

1. Except for those items shown on the attached "punch list", which Landlord will remedy within fifteen (15) days hereof, Landlord has fully completed the construction work required under the terms of the lease and the Agreement for Construction attached hereto, and Tenant accepts the Premises in their present condition and further accepts the premises as suitable for the Tenant's intended purposes.

2. The Premises are tenantable, the Landlord has no further obligation for construction (except as specified above), and Tenant acknowledges that both the Building and the Premises are satisfactory in all respects.

3. The Commencement Date of the Lease is hereby agreed to be the 1st day of August, 1998.

4. The Expiration Date of the Lease is hereby agreed to be the 31st day of July, 2001.

TENANT:   CORNICHE GROUP INCORPORATED

By:

NAME:
          ---------------------------------
TITLE:
          ---------------------------------

LANDLORD: SHOAL CREEK NO. 2, L.C. a Texas Limited Liability Company

BY:
          ---------------------------------

NAME:    Anthony Cimino
TITLE:   Vice President

                                   EXHIBIT "C"
                           AGREEMENT FOR CONSTRUCTION


Shoal Creek No. 2. L.C., Limited Liability Company ("Landlord") and Corniche Group Incorporated ("Tenant") simultaneously with the execution of this Agreement for Construction ("Agreement") are executing a Lease for space (the "Premises") in Fountainview Office Building (the "Building"). The Premises are described in the Lease.

As further inducement, each to the other, to enter into the Lease (which is hereby incorporated by reference to the extent the provisions of this Agreement apply thereto) and in consideration of the mutual covenants herein, Landlord and Tenant mutually agree as follows:

1.       The Landlord agrees to normal building standard tenant finishout.

                                   EXHIBIT "D"
                              RULES AND REGULATIONS

The following standards shall be observed by Tenant for the mutual safety, cleanliness and convenience of all occupants of the Building, and shall apply, where applicable, to the Premises, the building, the parking area, the land situated beneath the Building and appurtenances thereto:

1. Tenant shall not use the Premises or the Building to sell any items or services at retail price or cost without written approval of Landlord. The sale of services for stenography, typewriting, blueprinting, duplicating, and similar businesses shall not be conducted from or within the Premises or Building for the service or accommodation of occupants of the Building without prior written consent of the Landlord. Tenant shall not conduct any auction on the Premises. Tenant shall not store goods, wares or merchandise on the Premises, except for Tenant's own personal use.

2. Sidewalks, halls, doorways, vestibules, passageways, stairwells and other similar areas shall not be obstructed or used by Tenant for a purpose other than ingress and egress to and from the Premises and Building.

3. Flammable, explosive or other hazardous liquids and materials shall not be brought on the Premises or into the Building without prior written consent of Landlord.

4. Tenant shall not make any alterations or improvements to the Premises without the written consent of the Landlord which consent shall not be unreasonably withheld. All improvements and the methods of installing and constructing, such improvements must be approved in writing by the Landlord prior to Commencement of installation and/or construction. Should Tenant require telegraphic, telephonic, annunciation or other communication service, Landlord will direct the electrician where and how wires are to be introduced and placed, and none shall be introduced or placed except as Landlord shall direct. All contractors and technicians performing work for Tenant within the Building shall be referred to Landlord for approval before performing such work. Tenant agrees to pay Landlord a fee equal to fifteen percent (15%) of the cost of such alterations, additions or improvements for Landlord's super-vision or review of same. All work performed by Tenant or its contractor shall conform to applicable governmental laws, rules and regulations.

5. Movement into or out of the Building of freight, furniture, office equipment or other material for dispatch or receipt by Tenant which requires movement through public corridors or lobbies or entrances to the Building shall be limited to the use of service elevators only and shall be done at hours and in a manner approved by Landlord for such purposes from time to time. Only licensed commercial movers shall be used for the purpose of moving freight, furniture or office equipment to and from the Premises and Building. All hand trucks shall be equipped with rubber tires and rubber side guards.

6. Requests by Tenant for building services, maintenance or repair shall be made in writing to the office of the Building Manager.

7. Tenant shall not change locks or install additional locks on doors without prior written consent of Landlord. Tenant shall not make or cause to be made duplicates of keys procured from Landlord without prior approval of Landlord. All keys to the Premises shall be surrendered to Landlord upon termination of tenancy.

8. Tenant shall give prompt notice to the office of the Building Manager of any damage to or defects in plumbing, electrical fixtures or heating and cooling equipment. Liquids, or other materials or substances which will cause injury to the plumbing, shall not be put into the lavatories, water closets or other plumbing fixtures by Tenant, its agents, employees or invitees, and damages resulting to such fixture or appliances from misuse by Tenant or Tenant's agents, employees or invitees shall be paid by Tenant, and Landlord shall not in any case be liable therefor.

9. No food shall be prepared in or distributed from Tenant's office without prior written approval of the Building Manager. Vending machines or dispensing machines of any kind will not be placed in the Premises by Tenant unless prior written approval has been obtained from Landlord.

10. Landlord shall have the power to prescribe the weight and position of safes, filing cabinets, or other heavy equipment which may overstress any portion of a floor. Any damage done to the Building by the improper placing of heavy items which overstress the floor will be repaired at the sole expense of Tenant. Tenant shall notify the Building Manager when safes or other heavy equipment are taken in or out of the Building, and the moving shall be done under the supervision of the Building manager after written permission from Landlord. Persons employed to move such property must be acceptable to Landlord.

11. Tenant shall cooperate with Building employees in keeping the Premises neat and clean. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stair-ways.

12. Tenant, its employees, or agents, or anyone else who desires to enter the Building after normal working hours, will be required to identify themselves and to sign in upon entry and sign out upon leaving, giving the location during their stay and their time of arrival and departure. The Building will normally be open for business from 7 a.m. until 6 p.m. Monday through Friday and 8 a.m. until 1 p.m. on Saturdays, holidays excepted.

13. Prior written approval, which shall be at Landlord's sole discretion, must be obtained for installation of any solar screen material, window shades, blinds, drapes, awnings, window ventilators, or other similar equipment and any window treatment of any kind whatsoever. Landlord will control all internal lighting that may be visible from the exterior of the Building and shall have the right to change any unapproved lighting, without notice to Tenant at Tenant's expense.

14. No sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by Tenant on, about or from any part of the Premises or the Building without the prior written consent of the Landlord. Landlord will provide and maintain a directory in the Building, and no other directory shall be permitted.

15. Tenant shall not make or permit any improper, objectionable or unpleasant noises or odors in the Building, nor shall tenant permit the operation of any machinery or equipment in the Premises that could in any way annoy any other tenant in the building, nor shall Tenant otherwise interfere in any way with other tenants or persons having business with them.

16.      Corridor doors, when not in use, shall be kept closed.

17. No portion of the Premises or the Building shall at any time be used or occupied as sleeping or lodging quarters.

18.      Tenant shall place solid pads under all rolling chairs.

19. Tenant agrees to cooperate and assist Landlord in the prevention of canvassing, soliciting and peddling within the Building.

20. Animals or birds shall not be kept in or about the Premises or the Building.

21. Tenant shall comply with parking rules and regulations as may be posted and distributed from time to time. For purposes of this Lease, all parking spaces on the surface parking lot established as such on the land adjoining the Building will be marked reserved parking unless specifically identified as either "Handicapped" or "Visitor".

22. At no time shall tenant have more than 1 person per 150 square feet of usable space for any particular lease or addendum to that lease.

23. Landlord reserves the right to rescind any of these rules and regulations and to make such other further rules and regulations as in its judgment shall from time to time be needed for the safety, protection, care and cleanliness of the Building, the operation thereof, the preservation of good order therein and the protection and comfort of the tenants and their agents, employees and invitees, which rules and regulations, when made and written notice thereof is given to a tenant, shall be binding upon it in like manner as if originally herein prescribed.

                                   EXHIBIT "E"
                                 RENEWAL OPTION

Option to Renew: Provided that Tenant's not in default after expiration of any applicable cure period of any of the terms, conditions, or covenants of this Lease. Tenant, but not any subtenant of Tenant, shall have an option (the "Option") to extend the term of this Lease for one (1) additional term of three
(3) years (the "Renewal Term") commencing on the first day next succeeding the Expiration Date upon the same terms, conditions and provisions as are provided for in this Lease (other than the provisions of this Section except that the fixed annual rent payable pursuant to this Lease for the Renewal Term shall be the fair market rent for the demised premises (hereinafter "FMV") on the thirtieth (30th) monthly anniversary date of the Commencement Date (hereinafter "Rent Appraisal Date").

The FMV shall be determined by the mutual written agreement of Landlord and Tenant. In the event that Landlord and Tenant shall not have reached mutual agreement as to the FMV on or before the twentieth (20th) day following the Rent Appraisal Date, but Landlord's determination of the FMV is less than 10 percent (10%) greater than Tenant's determination of the FMV (which respective determinations shall be based on blind written bids submitted at the end of the twenty (20) day period by each of Landlord and Tenant to the other), the FMV will be the average of Landlord's and Tenant's respective determinations.

In the event that Landlord and Tenant shall not have reached mutual agreement as to the FMV on or before the twentieth (20th) day following the Rent Appraisal Date and Landlord's determination of the FMV is more than 10 percent (10%) greater than Tenant's determination of the FMV, then Landlord and Tenant each shall, no later than the thirtieth (30th) day following the Rent Appraisal Date, select a Real Estate Appraiser, as hereinafter defined. If either party shall fail to so appoint a Real Estate Appraiser, the one Real Estate appraiser so appointed shall proceed to determine the FMV. In the event that the Real Estate Appraisers selected by Landlord and Tenant agree as to the FMV, said determination shall be binding on Landlord and Tenant.

In the event that the Real Estate Appraisers selected by Landlord and Tenant cannot agree as to the FMV on or before the sixtieth (60th) day following the Rent Appraisal Date, then said Real Estate Appraisers shall jointly select a third Real Estate Appraiser, provided that if they cannot agree on the third Real Estate Appraiser on or before the seventy-fifth (75th) day following the Rent Appraisal Date, then said third Real Estate Appraiser shall be selected in accordance with the rules prescribed by the American Arbitration Association in Dallas, Texas (or any successor thereto). The FMV shall then be determined by the third Real Estate Appraiser no later than the ninetieth (90th) day following the Rent Appraisal Date and said determination shall be binding on Landlord and Tenant.

The term "Real Estate Appraiser" shall mean a fit and impartial person having not less than five (5) years experience as an appraiser of leasehold estates relating to first class office space in the Dallas, Texas vicinity. The appraisal shall be conducted in accordance with the provisions of this Section and, to the extent not inconsistent herewith, in accordance with the prevailing rules of the American Arbitration Association in Dallas, Texas or any successor thereto. In rendering such decision the Real Estate Appraiser(s) shall not add to, subtract from or otherwise modify the provision of this Lease. The fees and expenses of the Real Estate Appraiser selected by Landlord and Tenant shall be shared equally by Landlord and Tenant.



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

                                   EXHIBIT "F"
                              BASIC RENTAL SCHEDULE

This Exhibit "F" is made a part of that certain Lease Agreement dated July 7, 1998, by and between Corniche Group Incorporated, Tenant, and Shoal Creek No. 2, L.C., (a Texas Limited Liability Company), Landlord, with respect to the Premises known as Suite 220 in Fountainview Office Building.

Tenant shall pay basic monthly rental in accordance with the following schedule for the term of this lease.

1.       Monthly Payment Schedule:

PERIOD                     RATE/SQ. FT.              MONTHLY RENT      ANNUAL RENT
------                     ------------              ------------      -----------
August 1, 1998 thru           12.00                    $4,175.00        $50,100.00
July 31, 2001

                                   EXHIBIT "G"
                                     PARKING

This exhibit is made a part of that certain Lease Agreement dated July 7, 1998, by and between, Corniche Group Incorporated, Tenant and Shoal Creek No. 2, L.C., a Texas Limited Liability Company, Landlord, with respect to the Premises known as Suite 220 Fountainview Office Building. Landlord shall make available to Tenant at the commencement of the term of this Lease the use of the following parking spaces for the primary term of this Lease:

Type of Parking                     Number of Spaces          Monthly Rental
---------------                     ----------------          --------------
Unreserved Surface Parking                        15                  $ 0.00

All parking spaces on the surface parking lot established as such on the land adjoining the Building is available to Tenant or Licensee and their customers and guests and employees on the first come, first use basis, except that no Tenant or Licensee or employee or a Tenant or Licensee shall park in any space specifically marked for the use of "Visitors Only" or "Bank Customers Only." Provided however, if for any reason Landlord fails or unable to provide parking space to Tenant or Licensee or Tenant or Licensee is not permitted to utilize parking space in such parking facilities for all or any portion of such vehicles at any time during the initial term of any lease from office space in the Building by Tenant or Licensee's employer, or any renewals or extensions thereof, such fact shall never be deemed to be such a default by Landlord as to permit Tenant to terminate its lease, either in whole or by part. Landlord and Tenant or Licensee shall equitably adjust parking charges paid by Tenant or Licensee during any such period for which Tenant or Licensee does not have use of the parking spaces, or any portion thereof, specified herein. The monthly parking fees stated above shall be subject to change on a month-to-month basis, provided that the monthly fees for comparable parking spaces are a market rate applied uniformly to all Tenants or Licensees. Nothing herein shall obligate Tenant or Licensee to use or retain any parking spaces on other than a month-to-month, and Tenant or Licensee may, by thirty (30) days advance written notice to Landlord, surrender one or more parking space to Landlord and have no further liability for the rent therefor specified.

It is hereby agreed and understood that Landlord's sole obligation hereunder is to make Parking Lot available to Tenant. Tenant's right to park vehicles on the Property shall be subject to compliance with the rules and regulations promulgated from time to time by the Operator and Building Manager and shall be subject to termination for violation of any such rules or regulations upon notice from the Operator or Landlord. Landlord shall have no liability whatsoever for any property damage and/or personal injury which might occur as a result of, or in connection with, the use of the Parking Lot by Tenant, its employees, agents, invitees and licensees, and Tenant hereby agrees to indemnify and hold Landlord and the Operator harmless from and against any and all costs, claims, expenses, and/or causes or action which Landlord may incur in connection with or arising out of Tenant's use of Parking Lot.


                                       33